UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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JAMES RIVER COAL COMPANY

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JAMES RIVER COAL COMPANY
901 E. BYRD STREET
SUITE 1600
RICHMOND, VIRGINIA 23219

October 5, 2006

To Our Shareholders:

On behalf of the Board of Directors and management of James River Coal Company, I cordially invite you to the Annual Meeting of Shareholders to be held on November 3, 2006, at 11:00 a.m., local time, at Kingsmill Resort & Spa, located at 1010 Kingsmill Road in Williamsburg, Virginia.

At the Annual Meeting, shareholders will be asked to consider and vote upon the election of four current directors. Information about the nominees for director and certain other matters is contained in the accompanying Proxy Statement. A copy of our 2005 Annual Report to Shareholders, which contains financial statements and other important information about our business, is also enclosed.

It is important that your shares of stock be represented at the meeting, regardless of the number of shares you hold. We encourage you to specify your voting preferences by marking and dating the enclosed Proxy Card. If you wish to vote for electing the nominees for director specified herein, however, all you need to do is sign and date the Proxy Card.

Regardless of whether you plan to attend the meeting in person, please complete the enclosed Proxy Card and return it promptly in the enclosed envelope, or vote by using any other method described on your Proxy Card. If you do attend and wish to vote in person, you may revoke your proxy at that time.

I hope you are able to attend the meeting, and look forward to seeing you.

            Sincerely,

            Peter T. Socha
            Chairman of the Board, President and
            Chief Executive Officer

JAMES RIVER COAL COMPANY
901 E. BYRD STREET
SUITE 1600
RICHMOND, VIRGINIA 23219

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 3, 2006

To the Shareholders of James River Coal Company:

Notice is hereby given that the Annual Meeting of Shareholders of James River Coal Company will be held at 11:00 a.m., local time, on Friday, November 3, 2006, at Kingsmill Resort & Spa, located at 1010 Kingsmill Road in Williamsburg, Virginia, for the following purposes:

1.	To elect four directors whose terms, if elected, will expire in 2007, 2008, 2009 and 2009, respectively; and

2.	To consider such other matters as may properly come before the meeting and any adjournment or postponement thereof.

A Proxy Statement and a Proxy Card solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy Card promptly in the enclosed business reply envelope, or vote using any other method that may be described on your Proxy Card. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.

October 5, 2006	By Order of the Board of Directors, James T. Ketron Secretary

Whether or not you expect to be present at the Annual Meeting, we urge you to fill in, date, sign, and promptly return the enclosed Proxy Card in the enclosed business reply envelope, or vote using any other method that may be described on your Proxy Card. The proxy may be revoked at any time prior to exercise, and if you are present at the Annual Meeting, you may, if you wish, revoke your proxy at that time and exercise the right to vote your shares personally.

TABLE OF CONTENTS

Introduction	1

Voting Procedures	1

Items for Vote:

Proposal One: Election of Directors	3

Board Matters	6

Principal Shareholders and Securities Ownership of Management	9

Management	11

Executive Compensation	12

Compensation Committee Report	15

Compensation Committee Interlocks and Insider Participation	16

Section 16(a) Beneficial Ownership Reporting Compliance	16

Stock Performance Graph	17

Report of the Audit Committee	18

Independent Certified Public Accountants	19

Shareholder Proposals	20

Annual Report	21

Expenses of Solicitation	21

Other Matters	21

Appendix A	A-1

JAMES RIVER COAL COMPANY
901 E. BYRD STREET
SUITE 1600
RICHMOND, VIRGINIA 23219

PROXY STATEMENT FOR ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD NOVEMBER 3, 2006

INTRODUCTION

This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of James River Coal Company (“James River” or the “Company”) for use at James River’s 2006 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, November 3, 2006, including any postponement, adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. Management intends to mail this Proxy Statement and the accompanying form of proxy to shareholders on or about October 5, 2006.

Only shareholders of record at the close of business on September 22, 2006 (the “Record Date”) are entitled to notice of and to vote in person or by proxy at the Annual Meeting. As of the Record Date, there were 16,675,306 shares of common stock, $0.01 par value per share (the “Common Stock”), of James River outstanding and entitled to vote at the Annual Meeting.

Proxies in the accompanying form duly executed and returned to the management of James River, and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by delivery of a subsequently dated proxy, by written notification to the Secretary of James River or by personally withdrawing the proxy at the Annual Meeting and voting in person.

Proxies that are executed, but that do not contain any specific instructions, will be voted for the election of the nominees for director specified herein. The persons appointed as proxies will vote in their discretion on any other matter that may properly come before the Annual Meeting or any postponement, adjournment or adjournments thereof, including any vote to postpone or adjourn the Annual Meeting.

A copy of James River’s Annual Report to Shareholders, which includes a copy of the Annual Report on Form 10-K for the year ended December 31, 2005, is being furnished herewith. Any record or beneficial shareholder as of the Record Date may request a copy of any exhibits to the Annual Report on Form 10-K, upon payment of James River’s reasonable expenses in furnishing the exhibits, by submitting a written request to:

James River Coal Company
901 E. Byrd Street, Suite 1600
Richmond, Virginia 23219
Attn.: Secretary

If the person requesting exhibits was not a shareholder of record on the Record Date, the request must include a representation that the person was a beneficial owner of Common Stock on that date.

VOTING PROCEDURES

The Board of Directors has designated Peter T. Socha and Samuel M. Hopkins, II, and each or either of them, as proxies to vote the shares of Common Stock solicited on its behalf. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it has been exercised by: (i) giving written notice to the secretary of the Company; (ii) delivery of a later dated proxy; or (iii) attending the Annual Meeting, notifying the secretary of the Company or his delegate and voting in person. The shares represented by the proxy will be voted in accordance with the directions given unless the proxy is mutilated or otherwise received in such form as to render it illegible. If sufficient votes in favor of the election of directors are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies.

Each outstanding share of Common Stock is entitled to one vote. A majority of shares entitled to vote and represented in person or by proxy at a meeting of the shareholders constitutes a quorum for the purpose of transacting business at the Annual Meeting. Abstentions and “broker non-votes” will be included in determining whether a quorum is present at the Annual Meeting. Broker non-votes are proxies received from brokers or other nominees holding shares on behalf of their clients who have not received specific voting instructions from their clients with respect to certain non-routine matters. The required vote for each item of business at the Annual Meeting, in each case assuming the presence of a quorum, is as follows:

➢
For Proposal One, the election of four directors, whose terms will end in 2007, 2008, 2009 and 2009, respectively, the nominee for each vacancy receiving the greatest number of votes at the Annual Meeting shall be deemed elected to serve such term, even though such nominee may not receive a majority of the votes cast. Because directors are elected by plurality vote, abstentions and broker non-votes will have no effect on voting for this item.

➢	For any other business at the Annual Meeting, if more shares are voted in favor of the matter than against it, the matter shall be approved, unless the vote of a greater number is required by law.

Shareholders should specify their choices on the enclosed form of proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted “FOR” the election of all nominees and “FOR” approval of each of the other proposals.

If your shares of Common Stock are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your shares voted—the instructions may appear on the special proxy card provided to you by your nominee (also called a “voting instruction form”). Your nominee may offer you different methods of voting, such as by telephone or Internet. If you do hold your shares in “street name” and plan on attending the Annual Meeting, you should request a proxy from your broker or other nominee holding your shares in record name on your behalf in order to attend the Annual Meeting and vote at that time (your broker may refer to it as a “legal” proxy).

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Board is divided into three classes of directors serving staggered three-year terms. Due to the vacancy created by a director’s resignation in July 2006 and the Board’s decision in August 2006 to increase the size of the Board from five to seven directors, the Board elected W. Douglas Blackburn, Jr., Ronald J. FlorJancic and Matthew Goldfarb as directors on August 22, 2006. Messrs. Blackburn, FlorJancic and Goldfarb will serve until the Company’s annual meeting on November 3, 2006, when the Company’s shareholders will elect directors to serve in the vacated and newly created seats on the Board to which Messrs. Blackburn, FlorJancic and Goldfarb were elected by the Board. The Board has nominated Messrs. Blackburn, FlorJancic and Goldfarb to serve those three terms, which will expire in 2007, 2008 and 2009, respectively. One additional director is to be elected at the Annual Meeting for a three-year term expiring in 2009. The Board has nominated Joseph H. Vipperman, a current Company director, for this position. Messrs. Blackburn, FlorJancic, Goldfarb and Vipperman have indicated that they will serve if elected, but if any nominee is no longer able or willing to serve, the proxy may be voted for the election of such other person as may be designated by the Board of Directors.

Under the terms of the agreement between the Company and Pirate Capital LLC dated August 22, 2006, described under “Board Matters” below, Mr. Goldfarb agreed to tender his resignation from the Board if he is no longer affiliated with Pirate Capital. Mr. Goldfarb has informed the Board that he resigned from Pirate Capital on September 27, 2006. Pirate Capital has publicly disclosed the resignation and informed their investors that Mr. Goldfarb will be assisting Pirate Capital during a 30 day transition period. Based on this representation, the Company has concluded that Mr. Goldfarb continues to be affiliated with Pirate Capital, and that his resignation from the Board is not required at this time. If Mr. Goldfarb is not affiliated with Pirate Capital and offers his resignation from the Board prior to the Annual Meeting, the Board would decide at that time whether to accept the resignation, to not accept the resignation, or to defer the decision until a later date. If such resignation was accepted by the Board prior to the Annual Meeting, the Board would retain the right to propose a replacement nominee at the Annual Meeting, but at this time the Board believes that it is unlikely that it would do so. If the Board decides to not accept the resignation or to defer the decision, Mr. Goldfarb would be nominated for a new term at the Annual Meeting and would continue to serve on the Board until such time as the Board decided to accept his resignation. The Board will continue to evaluate the situation.

The following information as of September 30, 2006 has been furnished by the nominees for director and the continuing directors. Except as otherwise indicated, the nominees and the continuing directors have been or were engaged in their present or last principal employment, in the same or a similar position, for more than five years.

Nominee for Director at the Annual Meeting and Whose Term Will Expire in 2007 if Elected

Name (Age)	Information About the Nominee

W. Douglas Blackburn, Jr. (56)
Mr. Blackburn has been a Director since August 2006. He has been an energy industry consultant for the last five years at BLACKACRELLC, an energy industry consulting firm, which he founded. Prior to founding BLACKACRELLC, he was the Senior Vice President, Operations of the publicly traded Zeigler Coal Holding Company from 1994-1998. Prior to that he held a similar position with Mapco Coal Inc. from 1990-1992. From 1986 until 1989 he attended Harvard Law School, where he earned a J.D. degree. Prior to that Mr. Blackburn managed several subsidiaries of the AT Massey Coal Company from 1978 until 1990. Mr. Blackburn earned a B.S.E.M. degree in Mining Engineering from the West Virginia University School of Mines in 1973 and a M.B.A. degree from the West Virginia College of Graduate Studies School of Business in 1978.

Nominee for Director at the Annual Meeting and Whose Term Will Expire in 2008 if Elected

Name (Age)	Information About the Nominee

Ronald J. FlorJancic (56)
Mr. FlorJancic has been a Director since August 2006.  He is a Principal and Partner at Customer Care Specialists, Inc., a management consulting firm. Mr. FlorJancic has been a consultant to the coal, coalbed methane, energy and telecommunications industries since 2003. Prior to that, Mr. FlorJancic spent 30 years with CONSOL Energy Inc. in various positions of operations, safety, coal trading, transportation and distribution, and sales and marketing. He was chief mergers and acquisitions head and an active principal in CONSOL Energy's IPO. Mr. FlorJancic retired from CONSOL Energy in 2003 as Executive Vice President. Mr. FlorJancic earned his B.S. in Business (1972) and his M.B.A. (1974) from Indiana University. Mr. FlorJancic attended the Executive Management Program at Emory University.

Nominees for Director at the Annual Meeting and Whose Terms Will Expire in 2009 if Elected

Name (Age)	Information About the Nominee

Matthew Goldfarb (35)
Mr. Goldfarb has been a Director since August 2006. He has been a Director and Senior Investment Analyst at Pirate Capital, an investment manager, since January 2005. See the second paragraph of “Proposal One: Election of Directors” above. Prior to joining Pirate Capital, Mr. Goldfarb was counsel at Icahn Associates Corp., an investment firm, from July 2000 to January 2005. Prior to that, Mr. Goldfarb was an associate at the law firm of Schulte Roth & Zabel LLP. Mr. Goldfarb earned his B.A. in Economics from the University of Wisconsin in 1993, and earned his J.D. from Fordham Law School in 1997. Mr. Goldfarb also serves as a director of CKE Restaurants, Inc., a quick-service restaurant operator.

Joseph H. Vipperman (66)
Mr. Vipperman has been a Director since June 2005.  He retired in 2002 after more than 40 years with American Electric Power (AEP) and its subsidiary companies. When he retired, Mr. Vipperman was serving as Executive Vice President-Shared Services for American Electric Power Services Corporation. Until 2006, Mr. Vipperman served on the Board of Directors of Roanoke Electric Steel Corporation. Mr. Vipperman has a B.S. in Electrical Engineering from Virginia Polytechnic Institute and State University and a M.S. in Industrial Management from the Massachusetts Institute of Technology.

Directors Whose Terms Expire in 2007

Name (Age)	Information About the Continuing Directors

Leonard J. Kujawa (74)
Mr. Kujawa has been a Director since May 2004.  Mr. Kujawa previously served as a partner at Arthur Andersen & Co. from 1965 to 1995.  When he retired in 1995, he had worldwide management responsibility for services to audit clients in the utility, energy and telecommunications fields.  Over the past ten years, Mr. Kujawa has participated extensively in the restructuring and privatization of energy companies around the world.  Mr. Kujawa is a Senior Advisor to Cambridge Energy Research Associates, leading their program for Chief Financial Officers and Chief Risk Officers.  Mr. Kujawa currently serves on the Board of Directors of Schweitzer-Mauduit International, Inc.  Mr. Kujawa retired in 2006 from the Board of Directors of American Electric Power Company, Inc. (AEP), on which he had served as chair of the audit committee. Mr. Kujawa has a B.B.A. (with distinction) and a M.B.A. from the University of Michigan.  Mr. Kujawa is a Certified Public Accountant.

Peter T. Socha (47)
Mr. Socha serves as our Chairman, Chief Executive Officer and President. He joined the Company in March 2003. From November 1999 through September 2005, he served as an officer or a director, or both, of National Vision, Inc. (“NVI”). From May 2002 until September 2005, Mr. Socha served as Chairman of the Board of Directors for NVI. Mr. Socha has a B.S. degree in Mineral Engineering and a M.A. degree in Corporate Finance, both from the University of Alabama.

Directors Whose Terms Expire in 2008

Name (Age)	Information About the Continuing Directors

Alan F. Crown (58)
Mr. Crown has been a Director since May 2004.  He previously served for 37 years with CSX Transportation.  Mr. Crown joined CSX in 1966 and advanced through a series of field and headquarters positions until he retired in 2003.  At the time that he retired, Mr. Crown was serving as Chief Operating Officer for CSX Transportation.  Mr. Crown currently serves as President and Chief Operating Officer of Transload America.  Mr. Crown is a Vietnam War veteran, having served for four years in the United States Air Force.  Mr. Crown attended the University of Baltimore.

At the Annual Meeting, one individual will be elected to serve as a director of the Company for a term scheduled to end in conjunction with the 2007 annual meeting of shareholders or until his or her successor is duly elected and qualified, one individual will be elected to serve as a director of the Company for a term scheduled to end in conjunction with the 2008 annual meeting of shareholders or until his or her successor is duly elected and qualified, and two individuals will be elected to serve as a director of the Company for a term scheduled to end in conjunction with the 2009 annual meeting of shareholders or until his or her successor is duly elected and qualified. The nominees have consented to be named herein and to serve as directors, if elected. However, if any nominee becomes unavailable for election, it is the intention of the persons named in the accompanying form of proxy to vote the shares for the election of such other person as may be designated by the Board of Directors.

Proxies cannot be voted for a greater number of persons than the number of nominees named above. It is the intention of the persons named in the accompanying form of proxy, absent contrary instructions thereon, to vote such proxy for the election to the Board of Directors of the individuals nominated.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

BOARD MATTERS

The Company’s Articles of Incorporation provide that the Board of Directors shall consist of not less than three nor more than 15 directors, with the exact number being set from time to time by the Company’s Bylaws. In fiscal 2005, the Board consisted of five directors, one of whom was an employee of the Company. Effective July 7, 2006, James F. Wilson resigned from the Board. On August 22, 2006, the remaining directors amended the Company’s Bylaws to increase the size of the board from five to seven directors, and simultaneously elected W. Douglas Blackburn, Jr., Ronald J. FlorJancic and Matthew Goldfarb (collectively, the “New Directors”) to fill the newly created and recently vacated directorships.

The New Directors were elected pursuant to an agreement entered into on August 22, 2006 between the Company and Pirate Capital LLC (the “Pirate Agreement”). Pursuant to the Pirate Agreement, the Company agreed to elect each of the New Directors and to nominate and recommend them for re-election by the Company’s shareholders at the Annual Meeting. Also pursuant to the Pirate Agreement, Pirate Capital LLC agreed to vote all shares of common stock of the Company beneficially owned or controlled by it in favor of the re-election of Joseph H. Vipperman at the Annual Meeting to serve a term to expire at the Company’s 2009 annual meeting, and to withdraw all proposals that it previously had indicated it intended to present at the Annual Meeting and to not reintroduce any such proposals or make any other proposals at the Annual Meeting. See “Proposal One: Election of Directors” above for more information regarding Mr. Goldfarb.

Board Independence

The Board determined that a majority of the members of the Board of Directors are independent, as “independent” is defined under applicable federal securities laws and the Nasdaq Marketplace Rules. The independent directors are or were directors Blackburn, Crown, FlorJancic, Goldfarb, Kujawa, Vipperman and Wilson.

Meetings and Committees of the Board

The Board of Directors meets on a regular basis to supervise, review and direct James River’s business and affairs. During fiscal 2005, the Board of Directors had three committees to which it assigned certain responsibilities in connection with the governance and management of its affairs: an Audit Committee, a Compensation Committee and a Governance Committee. Each committee operates under a written charter adopted by the Board. During the 2005 fiscal year, the Board held 11 meetings. Each of the directors attended at least 75% of the Board meetings and meetings of committees on which they served during the 2005 fiscal year.

The composition of these committees for fiscal 2005 was as follows:

Name of Director	Audit	Compensation	Governance Committee
Non-Employee Directors
Alan F. Crown	X	X	X*
Leonard J. Kujawa	X*		X
Joseph H. Vipperman	X	X*	X
James F. Wilson		X	X
Employee Director
Peter T. Socha
_________________
*	Denotes Chairman.

Mr. Blackburn has been appointed to Audit Committee, Mr. FlorJancic has been appointed to the Compensation Committee, and Mr. Goldfarb has been appointed to the Governance Committee.

Audit Committee. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities. A copy of the Audit Committee Charter is available at the Company’s internet site (http://ir.jamesrivercoal.com/governance/charters.cfm#audit) and is attached as Appendix A to this Proxy Statement. The Audit Committee’s duties, responsibilities and activities include reviewing James River’s financial statements, reports and other financial information, overseeing the annual audit and the independent auditors, and reviewing the integrity of James River’s financial reporting process and the quality and appropriateness of its accounting principles. The Audit Committee held five meetings during fiscal 2005. The Report of the Audit Committee is included herein beginning at page 20.

The Board has determined that Mr. Kujawa satisfies the “audit committee financial expert” criteria adopted by the SEC under Section 407 of the Sarbanes-Oxley Act of 2002 and serves as the Audit Committee Chairman. The members of the Audit Committee are all independent and meet the financial literacy requirements of the Nasdaq listing standards.

Compensation Committee. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to executive compensation, and also administers the James River Coal Company 2004 Equity Incentive Plan. A copy of the Compensation Committee Charter is available at the Company’s internet site (http://ir.jamesrivercoal.com/governance/charters.cfm#compensation). The Compensation Committee held one meeting during fiscal 2005. The Board has determined that all of the members of the Compensation Committee are “independent” under the Nasdaq listing standards. The Compensation Committee Report on Executive Compensation is included herein beginning at page 17.

Governance Committee. The Governance Committee assists the Board of Directors in fulfilling its responsibilities with respect to: (1) Board and committee membership, organization and function; (2) director qualifications and performance; and (3) corporate governance. A copy of the Governance Committee Charter is available at the Company’s internet site (http://ir.jamesrivercoal.com/governance/charters.cfm#governance). The Board has determined that all of the members of the Governance Committee are independent under the Nasdaq listing standards. The Governance Committee held one meeting during fiscal 2005.

Board members are encouraged to attend the Company’s Annual Meeting of Shareholders. All directors at the time attended the Company’s 2005 annual meeting of shareholders.

In the opinion of the Board, the Board and its committees perform their duties in accordance with the current regulations of the SEC and The Nasdaq Stock Market.

Director Nominations

Nominations Process. The Governance Committee is responsible for considering and making recommendations to the Board concerning nominees to recommend to the shareholders in connection with the Company’s annual meeting of shareholders, and nominees for appointments to fill any vacancy on the Board. To fulfill these responsibilities, the Governance Committee periodically considers and makes recommendations to the Board regarding what experience, talents, skills and other characteristics the Board as a whole should possess in order to maintain its effectiveness. In determining whether to nominate an incumbent director for re-election, the Board and the Governance Committee evaluate each incumbent’s continued service in light of the Board’s collective requirements at the time such director’s Class comes up for re-election.

When the need for a new director arises (whether because of a newly created Board seat or vacancy), the Governance Committee proceeds by whatever means it deems appropriate to identify a qualified candidate or candidates, including by engaging director search firms. The Governance Committee reviews the qualifications of each candidate. Final candidates are generally interviewed by one or more Board members. The Governance Committee then makes a recommendation to the Board based on its review, the results of interviews with the candidate and all other available information. The Board makes the final decision on whether to invite the candidate to join the Board.

Director Qualifications. The Governance Committee is responsible for considering and making recommendations to the Board concerning criteria for the selection of qualified directors. At a minimum, directors should have high moral character and personal integrity, demonstrated accomplishment in his or her field, the ability to devote sufficient time to carry out the duties of a director, and be at least 21 years of age. In addition to these minimum qualifications for candidates, in evaluating candidates the Board and the Committee may consider all information relevant in their business judgment to the decision of whether to nominate a particular candidate for a particular Board seat, taking into account the then-current composition of the Board. These factors may include: a candidate’s professional and educational background, reputation, industry knowledge and business experience, and the relevance of those characteristics to the Company and the Board; whether the candidate will complement or contribute to the mix of talents, skills and other characteristics needed to maintain the Board’s effectiveness; the candidate’s ability to fulfill the responsibilities of a director and of a member of one or more of the Board’s standing committees; whether the candidate is independent; and whether the candidate is financially literate or a financial expert.

Shareholder Nominations. Nominations of individuals for election to the Board at any meeting of shareholders at which directors are to be elected may be made by any James River shareholder entitled to vote for the election of directors at that meeting by complying with the procedures set forth in Section 2.3 of the Company’s Bylaws. Section 2.3 generally requires that shareholders submit nominations by written notice to the Corporate Secretary of the Company setting forth certain prescribed information about the nominee and nominating shareholder. That section also requires that the nomination be submitted at a prescribed time in advance of the meeting, as described below in “Shareholder Proposals.”

The Governance Committee may consider recommending to the Board that it include in the Board’s slate of director nominees for a shareholders’ meeting a nominee submitted to the Company by a shareholder who has beneficially owned more than 5% of the Company's outstanding Common Stock for more than two years at the time of the shareholder's submission of a nominee. In order for the Committee to consider such nominees, the nominating shareholder should submit the information about the nominee and nominating shareholder described in Section 2.3 of the Bylaws to the Corporate Secretary at the Company’s principal executive offices at least 120 days before the annual meeting of shareholders. The nominating shareholder should expressly indicate that such shareholder desires that the Board and the Committee consider such shareholder’s nominee for inclusion with the Board’s slate of nominees for the meeting. The nominating shareholder should submit information demonstrating that the shareholder has beneficially owned over 5% of the Company's outstanding Common Stock for over two years. The nominating shareholder and shareholder’s nominee should undertake to provide, or consent to the Company obtaining, all other information the Board and the Governance Committee request in connection with their evaluation of the nominee.

The shareholder’s nominee must satisfy the minimum qualifications for director described above. In addition, in evaluating shareholder nominees for inclusion with the Board’s slate of nominees, the Board and Committee may consider all relevant information, including: the factors described above; whether there are or will be any vacancies on the Board; the size of the nominating shareholder’s holdings in the Company and the length of time such shareholder has owned such holdings; whether the nominee is independent of the nominating shareholder and able to represent the interests of the Company and its shareholders as a whole; and the interests and/or intentions of the nominating shareholder.

Directors’ Compensation

Directors who are employees of the Company or any of its subsidiaries are not compensated for service on the Board of Directors or on any of its committees. Directors who are not employees of the Company or any of its subsidiaries receive an annual Board of Directors membership fee of $35,000, which is paid in four equal quarterly installments. The chairperson of our audit committee receives additional annual compensation of $15,000, and the chairperson of each other committee receives additional annual compensation of $5,000, also paid in four equal quarterly installments. We do not pay separate meeting fees.

All directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and committees.

Directors also are eligible to receive and have received equity awards under our 2004 Equity Incentive Plan. On May 7, 2005, we granted 1,000 restricted shares of our common stock and options to acquire 10,000 shares of our common stock for $33.57 per share to each of our non-employee directors. When he joined the board on June 6, 2005, we granted 1,000 restricted shares of our common stock and options to acquire 10,000 shares of our common stock for $33.75 per share to Joseph H. Vipperman. On May 22, 2006, we approved grants of 1,500 shares of restricted stock and options to acquire 5,000 shares of our common stock to each of the non-employee directors. Because his resignation became effective on July 7, 2006, none of Mr. Wilson’s awards from the 2006 grant will vest. We also approved, on August 22, 2006, grants of 1,125 shares of restricted stock and options to acquire 10,000 shares of our common stock to Messrs. Blackburn, FlorJancic and Goldfarb upon their election to the Board. The options granted in 2006 to Messrs. Crown, Kujawa and Vipperman have an exercise price of $31.70, and the options granted to Messrs. Blackburn, FlorJancic and Goldfarb have an exercise price of $14.84. The restricted shares and options granted in 2006 all vest in three equal annual installments, beginning on May 25, 2007. Upon a change of control of the Company, all of the restricted shares and options will immediately vest and the options will become exercisable.

Communicating with the Board

The Board has established a procedure by which shareholders may send communications to the Board. Shareholders desiring to communicate directly with the Board can leave a confidential voice mail message at (866) 276-3753, which is a dedicated telephone number for the Board, or can send communications to the Board by e-mail at jrcc@openboard.info or by regular mail sent to the Company’s headquarters listed on the first page of this Proxy Statement directed to the attention of the Chairman of the Board. An independent director will review the communication and respond accordingly.

PRINCIPAL SHAREHOLDERS AND SECURITIES
OWNERSHIP OF MANAGEMENT

The following table shows the beneficial ownership as of September 15, 2006, or such other date as is indicated below, of: (i) each director and nominee for director, (ii) the Named Executive Officers, as defined below in the section of this proxy statement entitled “Executive Compensation”, (iii) those persons known to the Company to be beneficial owners of more than 5% of its outstanding Common Stock, and (iv) all directors and executive officers as a group. Unless otherwise indicated, each of the shareholders listed below exercises sole voting and dispositive power over the shares.

Name	Number(1)	%(2)

Glencore Finance AG (3)	2,433,948	14.6%

Pirate Capital Group (4)	2,343,973	14.1%

Michael W. Cook Asset Management, Inc. d/b/a Cook Mayer Taylor (5)	1,327,988	8.0%

Artisan Group (6)	1,020,900	6.1%

Westfield Capital Management Co., LLC (7)	950,450	5.7%

Peter T. Socha (8)	265,530	1.9%

Coy K. Lane, Jr. (9)	98,377	*

Samuel M. Hopkins, II (10)	63,222	*

Michael E. Weber (11)	25,000	*

Alan F. Crown (12)	13,500	*

Leonard J. Kujawa (13)	13,500	*

Joseph H. Vipperman (14)	7,834	*

W. Douglas Blackburn, Jr. (15)	3,275	*

Matthew Goldfarb (16)	3,225	*

Ronald J. FlorJancic (17)	1,125	*

Executive Officers and Directors as a Group (10 persons)	493,628	3.4%
_______________
*	Less than 1%
(1)
This column lists all shares of common stock beneficially owned, including all unvested restricted shares of common stock (over which the grantee has sole voting power), and all shares of common stock that can be acquired through option exercises within 60 days of September 15, 2006.

(2)
In calculating the percentage owned, we assumed that any options for the purchase of common stock that are exercisable by that shareholder within 60 days of September 15, 2006 are exercised by that shareholder (and the underlying shares of common stock issued).

The total number of shares outstanding used in calculating the percentage owned assumes a base of 16,675,306 shares of common stock outstanding as of September 15, 2006 and no exercise of options held by other shareholders.

(3)	As of May 31, 2005, based on information in the Schedule 13D/A filed on June 2, 2005. The business address of Glencore Finance AG is Baarermattstrasse 3, CH-6341 Baar, Switzerland.
(4)
As of August 22, 2006, based on information in the Schedule 13D/A filed on August 22, 2006. The Pirate Capital Group consists of Pirate Capital, LLC, a Delaware limited liability company, and Thomas R. Hudson Jr., the principal of Pirate Capital, LLC. The business address of the Pirate Capital Group is 200 Connecticut Avenue, 4th Floor, Norwalk, Connecticut 06854. Until September 28, 2006, Matthew Goldfarb, a director of the Company, was an employee of Pirate Capital, LLC.

(5)
As of August 31, 2006, based on information in the Schedule 13G filed on September 5, 2006. The business address of Michael W. Cook Asset Management, Inc. d/b/a Cook Mayer Taylor is 6000 Poplar Avenue, Suite 220, Memphis, Tennessee 38119.

(6)
As of December 31, 2005, based on information in the Schedule 13G filed on January 27, 2006. The Artisan Group consists of Artisan Partners Limited Partnership (“Artisan Partners”), Artisan Investment Corporation, the general partner of Artisan Partners (“Artisan Corp.”), Andrew A. Ziegler and Carlene Murphy Ziegler. Artisan Partners is an investment adviser registered under section 203 of the Investment Advisers Act of 1940; Artisan Corp. is the General Partner of Artisan Partners; Mr. Ziegler and Ms. Ziegler are the principal stockholders of Artisan Corp. The business address of the Artisan Group is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

(7)
As of December 31, 2005, based on information in the Schedule 13G filed on February 13, 2006. The business address of Westfield Capital Management Co., LLC is One Financial Center, 24th Floor, Boston, Massachusetts 02111-2690.

(8)
Includes 123,750 shares of unvested restricted stock and 60,000 options that are exercisable within 60 days of the date of this report. Mr. Socha’s business address is c/o James River Coal Company, 901 E. Byrd Street, Suite 1600, Richmond, Virginia 23219.

(9)	Includes 95,000 shares of unvested restricted stock. Mr. Lane’s business address is c/o James River Coal Company, 120 Prosperous Place, Suite 110, Lexington, Kentucky 40509.
(10)	Includes 41,250 shares of unvested restricted stock. Mr. Hopkins’ business address is c/o James River Coal Company, 901 E. Byrd Street, Suite 1600, Richmond, Virginia 23219.
(11)
Includes 25,000 shares of unvested restricted stock. Mr. Weber joined the Company on September 11, 2006, and therefore is not listed below in the section of this proxy statement entitled “Executive Compensation”. Mr. Weber’s business address is c/o James River Coal Company, 120 Prosperous Place, Suite 110, Lexington, Kentucky 40509.

(12)
Includes 2,501 shares of unvested restricted stock and 10,000 options that are exercisable within 60 days of the date of this report. Mr. Crown’s business address is c/o TransLoad America LLC, 155 St. John's Place, Suite 204, St. Augustine, Florida 32095.

(13)
Includes 2,501 shares of unvested restricted stock and 10,000 options that are exercisable within 60 days of the date of this report. Mr. Kujawa’s business address is c/o James River Coal Company, 901 E. Byrd Street, Suite 1600, Richmond, Virginia 23219.

(14)
Includes 2,167 shares of unvested restricted stock and 3,334 options that are exercisable within 60 days of the date of this report. Mr. Vipperman’s business address is c/o James River Coal Company, 901 E. Byrd Street, Suite 1600, Richmond, Virginia 23219.

(15)	Includes 1,125 shares of unvested restricted stock. Mr. Blackburn’s business address is c/o James River Coal Company, 901 E. Byrd Street, Suite 1600, Richmond, Virginia 23219.
(16)	Includes 1,125 shares of unvested restricted stock. Mr. Goldfarb’s business address is c/o James River Coal Company, 901 E. Byrd Street, Suite 1600, Richmond, Virginia 23219.
(17)	Includes 1,125 shares of unvested restricted stock. Mr. FlorJancic’s business address is c/o James River Coal Company, 901 E. Byrd Street, Suite 1600, Richmond, Virginia 23219.

MANAGEMENT

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of the date of this filing:

Name	Age	Position
Peter T. Socha	47	Chairman, President and Chief Executive Officer
Coy K. Lane, Jr.	46	Senior Vice President and Chief Operating Officer
Michael E. Weber	53	Senior Vice President and Chief Commercial Officer
Samuel M. Hopkins, II	49	Vice President and Chief Accounting Officer

Biographical information relating to the executive officers is set forth below:

Peter T. Socha.  Mr. Socha serves as our Chairman, Chief Executive Officer and President. He joined the Company in March 2003. From November 1999 through September 2005, he served as an officer or a director, or both, of National Vision, Inc. (“NVI”). From May 2002 until September 2005, Mr. Socha served as Chairman of the Board of Directors for NVI. Mr. Socha has a B.S. degree in Mineral Engineering and a M.A. degree in Corporate Finance, both from the University of Alabama.

Coy K. Lane, Jr.  Mr. Lane is our Senior Vice President and Chief Operating Officer. He joined the Company in January 2005. Before joining the Company, Mr. Lane served as Senior Vice President of Operations for International Coal Group, Inc., following that company's acquisition in September 2004 of the core assets of Horizon Natural Resources Company. Mr. Lane had served in various positions for Horizon and its predecessor companies since 1993. Mr. Lane holds a B.S. degree in Mining Engineering from Virginia Polytechnic Institute.

Michael E. Weber.  Mr. Weber is our Senior Vice President and Chief Commercial Officer. He joined the Company in September 2006. Before joining the Company, Mr. Weber was a sales and marketing consultant to the energy industry at MJB Enterprises, LLC, a consulting firm, which he owns, beginning in 2005. Prior to founding MJB Enterprises, LLC, Mr. Weber served in several positions with Progress Fuels Corporation and its predecessor companies from 1990 to 2005. His most recent position with Progress Fuels Corporation was as Director - Coal Sales. Prior to joining Progress Fuels Corporation, Mr. Weber was Regional Sales Manager with Enoxy/AGIP Coal Sales, Inc. from 1984 to 1990, was Regional Sales Manager with Industrial Fuels Corporation from 1980 to 1984, and was Sales Representative with New River Fuel Company from 1979 to 1980. Mr. Weber earned a B.S. degree in Business Administration from The Ohio State University.

Samuel M. Hopkins, II.  Mr. Hopkins is our Vice President and Chief Accounting Officer. He joined the Company in September 2003. Mr. Hopkins served as Vice President, Treasurer and Controller from 1997 to 2001 and as Vice President and Controller from 2001 to June 2002 for Progress Fuels Corporation, a coal-mining, natural gas producer, rail reconditioning/manufacturing subsidiary of Progress Energy. He served as an independent financial consultant from July 2002 through September 2003. Mr. Hopkins holds a B.A. degree in Accounting from the University of Alabama and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for the fiscal years ended December 31, 2005, 2004 and 2003 concerning compensation paid by us and our subsidiaries to our Chief Executive Officer and to each of our other most highly compensated executive officers as of December 31, 2005 who earned in excess of $100,000 in salary and bonus during 2005 (collectively, the “Named Executive Officers”). As of December 31, 2005, we did not have any executive officers other than those listed below.

		Annual Compensation (1)		Long Term Compensation
				Awards			Payouts

Name and Principal Position	Fiscal Year	Salary	Bonus	Restricted Stock Awards		Securities Underlying Options (#)	LTIP Payouts	All Other Compensation

Peter T. Socha (4)	2005	$376,260	$--	$--		--	$--	$--
Chairman of the Board,	2004	409,798	601,000	1,032,750	(2)	150,000	--	--
President and Chief	2003	312,559	--	--		--	--	--
Executive Officer

Coy K. Lane, Jr. (5)	2005	211,267	--	3,671,750	(3)	--	--	--
Senior Vice President and	2004	--	--	--		--	--	--
Chief Operating Officer	2003	--	--	--		--	--	--

Samuel M. Hopkins, II (6)	2005	140,414	--	--		--	--	--
Vice President and	2004	145,799	50,000	315,563	(2)	--	--	--
Chief Accounting Officer	2003	31,334	--	--		--	--	--

        ____________

(1)	Excludes perquisites and other personal benefits aggregating less than $50,000 or 10% of the Named Executive Officer's annual salary and bonus.

(2)
Based on our reorganization value of $4.59 per share, as determined in connection with our Plan of Reorganization. Mr. Socha's shares of restricted stock vest as follows: 206,250 of the shares are time-vested and vest in five equal annual installments, beginning on May 25, 2005, the first anniversary of the date of the grant, and the remaining 18,750 shares are performance-vested and vested upon the achievement of designated corporate performance criteria. Mr. Hopkins' shares vest in five equal annual installments, beginning on May 25, 2005. As of December 31, 2005, Mr. Socha held 225,000 restricted shares with an aggregate value of $8,595,000, and Mr. Hopkins held 68,750 restricted shares with an aggregate value of $2,626,250, based on the per share price of $38.20 on that date.

(3)
Represents the market value of the restricted stock at the date of grant. Mr. Lane's shares of restricted stock vest as follows: 25% of the shares vest in five equal annual installments, beginning on May 25, 2006, and the remaining 75% of the shares vest in five equal annual installments beginning on November 1, 2006. As of December 31, 2005, Mr. Lane held 100,000 restricted shares with an aggregate value of $3,820,000.

(4)	Mr. Socha joined the Company in March 2003.

(5)	Mr. Lane joined the Company in January 2005.

(6)	Mr. Hopkins joined the Company in September 2003.

Option Grants in Fiscal 2005

No options were granted to Named Executive Officers during fiscal 2005.

Fiscal Year-End Option Values

No Company-granted options were exercised by any Named Executive Officers during fiscal 2005. The following table sets forth the year-end value of unexercised options held by the Named Executive Officers at December 31, 2005.

	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Peter T. Socha	30,000	120,000	$822,000	$3,288,000
Coy K. Lane, Jr.	-	-	-	-
Samuel M. Hopkins, II	-	-	-	-
_________________
(1)	Represents aggregate market value of shares under option as of December 31, 2005, using the closing price of $38.20 at such date, less the exercise price of the options.

Retirement Benefits

Our pension plan is a “defined benefit” plan. The pension plan provides a monthly annuity to all regular, full-time employees when they retire. An employee must have at least five years of service to be vested in the pension plan. The normal retirement age under the plan is 65, but a full benefit is available to a retiree at age 62. A retiree can begin receiving a benefit as early as age 55 (provided they have at least ten years of service at the time); however, a 3% reduction factor applies for each year a retiree receives a benefit prior to age 62. Pension benefits are based on an employee's final average monthly earnings, years of employment and retirement age. “Final average monthly earnings” for this purpose means basic monthly earnings, excluding overtime, bonuses and commissions, based on the employee's average salary for the three highest consecutive years of service during the employee's last ten years of employment. This amount is capped by the $210,000 annual limit imposed by the Internal Revenue Service for the 2005 calendar year. The Internal Revenue Code limits the amount of annual benefits which may be payable from the pension trust.

The following table illustrates the straight life annuity amounts payable under the pension plan to our employees retiring at age 65 in 2005. Amounts shown are not subject to reduction for Social Security benefits.

Pension Plan Table

Final Average Salary	Years of Service
	15	20	25	30	35

$ 125,000	$ 19,087	$ 25,450	$ 31,812	$ 38,175	$ 44,537
$ 150,000	$ 23,775	$ 31,700	$ 39,625	$ 47,550	$ 55,475
$ 175,000	$ 28,462	$ 37,950	$ 47,437	$ 56,925	$ 66,412
$ 200,000	$ 33,150	$ 44,200	$ 55,250	$ 66,300	$ 77,350
$ 210,000*	$ 35,025	$ 46,700	$ 58,375	$ 70,050	$ 81,725
                _____________________
*	There is a $210,000 cap on compensation under our pension plan; accordingly, each remuneration level greater than $210,000 provides the same level of benefits.

The years of service credited for retirement benefits for the Named Executive Officers as of October 1, 2005, the last valuation date under the plan, are as follows:

Peter T. Socha	2.00
Coy K. Lane, Jr.	1.00
Samuel M. Hopkins, II	2.00

Employment Contracts, Termination of Employment, Severance and Change-in-Control Arrangements

Employment Agreement with Mr. Socha. The Company and Mr. Socha entered into an employment agreement effective May 6, 2004. The agreement provides that Mr. Socha will serve as President and Chief Executive Officer of the Company for an initial three-year term of employment. The term may be extended by mutual agreement of the parties in one-year increments, beginning on the first anniversary of the agreement. The term of the agreement was extended for an additional year in each of June 2005 and May 2006. The employment agreement provides for a base salary of $375,000 per year, subject to annual review, and that Mr. Socha will participate in our annual cash bonus program. Pursuant to the 2004 Equity Incentive Plan, on May 25, 2004, Mr. Socha was granted 300,000 restricted shares of common stock, 206,250 shares of which will vest in five equal annual installments, beginning on the first anniversary of the date of the grant, and the remaining 93,750 shares of which will vest upon the achievement of designated corporate performance criteria. The performance criteria include achieving EBITDA results for 2004 and 2005, as contained in our disclosure statement accompanying the Plan of Reorganization, of approximately $126.3 million for the two year period (80% of vesting) and the successful development of the new mine at McCoy Elkhorn (20% of vesting). Based on the annual audit for the year ended December 31, 2005, the Company did not achieve the established performance criteria for 2004 and 2005 EBITDA, and therefore 75,000 shares were forfeited. The remaining 18,750 shares vested based upon the successful development of the new mine at McCoy Elkhorn. Mr. Socha also was granted options to acquire 150,000 shares of common stock for $10.80 per share. The options will vest in five equal annual installments, beginning on the first anniversary of the date of grant. Upon termination without good reason or a change in control (as those terms are defined in the agreement) all of the restricted shares and options will immediately vest and the options will become exercisable. Following the recommendation of the secured creditors from the Chapter 11 reorganization process, the Board of Directors awarded Mr. Socha a one-time restructuring bonus of $800,000. Mr. Socha requested, and the Board of Directors approved, a reduction in the bonus to $601,000. We distributed the remaining bonus of $199,000 to other individuals in the organization not otherwise eligible for bankruptcy-related bonus payments, primarily operating level managers at the individual mine and preparation plant levels.

In addition, Mr. Socha is entitled to participate in all other benefit plans to which our other senior executives are entitled, including medical, dental and other welfare plans. The employment agreement further provides that if Mr. Socha's employment is terminated without good reason, as defined in the employment agreement, before expiration, he will receive the greater of (i) his remaining salary due under the employment agreement or (ii) 12 months of salary. The agreement also provides that as long as Mr. Socha is employed as President and Chief Executive Officer of the Company, he will serve as a member of our Board of Directors.

Indemnification Agreements

We have entered into Indemnification Agreements with our directors and certain of our officers (the "Indemnified Parties"). Under the terms of the Indemnification Agreements, we are required to indemnify the Indemnified Parties against certain liabilities arising out of their services for us. The Indemnification Agreements require us to:

(i)	indemnify each Indemnified Party to the fullest extent permitted by law;

(ii)	provide coverage for each Indemnified Party under our directors and officers liability insurance policy; and

(iii)	to advance certain expenses incurred by an Indemnified Party.

The Indemnification Agreements provide limitations on the Indemnified Parties' rights to indemnification in certain circumstances. To the extent that indemnification provisions contained in the Indemnification Agreements purport to include indemnification for liabilities arising under the Securities Act of 1933, we have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is contrary to public policy and therefore unenforceable.

COMPENSATION COMMITTEE REPORT

General.  We were under bankruptcy protection from March 2003 until May 2004. Accordingly, compensation arrangements with our executive officers during that period were negotiated with the senior secured steering committee and then approved by the bankruptcy court. In addition, the terms of the employment agreement with our Chief Executive Officer were negotiated with members of the senior secured steering committee as part of our emergence from bankruptcy protection. The initial members of the Compensation Committee were elected upon emergence from bankruptcy in May 2004. Upon the resignation from the Board of Directors of Paul H. Vining on May 31, 2005, Joseph H. Vipperman was elected to serve on the Board of Directors and as chair of the Compensation Committee. Since our emergence from bankruptcy, decisions on compensation of the Company's executive officers generally have been made by the Compensation Committee, based upon the recommendation of the Chief Executive Officer.

The objectives of the Company's compensation program are to enhance the profitability and growth of the Company, and thus shareholder value, by aligning executive compensation with the Company's business goals and performance and by attracting, retaining and rewarding executive officers who contribute to the long-term success of the Company. In determining the compensation to be paid to the executive officers of the Company, the Committee members rely upon their own knowledge of compensation paid to executives of companies of comparable size and complexity. They also consider the performance of the Company and the merits of the individual under consideration.

Salary.  Since emergence from bankruptcy, the Chief Executive Officer has made recommendations to the Committee regarding the base salary, if any, for the Company's executive officers, including himself, based upon the profitability of the Company and the level of responsibility, time with the Company, contribution and performance of the executive officer. The beginning point for determining such salaries generally will be the salary the executive officer received in the prior fiscal year. Our Chief Executive Officer received a base salary of $376,260 for the year ended December 31, 2005, as established by his employment agreement with the Company, as discussed under “Employment Contracts, Termination of Employment, Severance and Change-in-Control Arrangements.”

Bonus.  Annual incentives provide opportunities for our executives to earn compensation based on the achievement of important financial or operating performance goals. The performance factors selected for any particular officer vary depending on the officer's specific responsibilities within the company.

For 2005, none of the named executive officers received a bonus.

Equity Incentives.  Since our emergence from bankruptcy protection in May 2004, the Company has used grants of stock options and restricted stock to its key employees and executive officers to more closely align the interests of such employees and officers with the interests of its shareholders. Options and awards equivalent to 342,470 shares of Common Stock were awarded to officers and employees during the year ended December 31, 2005. No options were granted to the Named Executive Officers in 2005. The amount and nature of prior awards are generally considered in determining new option awards for executive officers, although other factors, such as the need to retain experienced managers, are also considered.

Other Benefits.  Our executive officers participate in our defined benefit pension plan, which is a non-contributory, qualified defined benefit pension plan, as described in “Executive Compensation -- Retirement Benefits.” In addition, Mr. Socha's employment agreement with us provides for a severance payment in certain circumstances following a change in control of the company, as described in the “Employment Contracts, Termination of Employment, Severance and Change-in-Control Arrangements” section of this report. Executives also participate, on a voluntary basis, in customary benefit programs generally available to employees, including our savings plan.

The foregoing report has been furnished by:

JAMES RIVER COAL COMPANY
COMPENSATION COMMITTEE

Compensation Committee Members:

Alan F. Crown        Joseph H. Vipperman, Chairman       James F. Wilson
(Members of the Compensation Committee during fiscal 2005)

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

Our compensation committee currently consists of Alan F. Crown, Ronald J. FlorJancic and Joseph H. Vipperman (committee chair). Until his resignation from the Board of Directors on July 7, 2006, James F. Wilson served on the compensation committee. None of these committee members is employed by us. None of our executive officers serves as a member of the compensation committee of any entity that has one or more executive officers who serve on our compensation committee. No interlocking relationship exists between our compensation committee and the compensation committee of any other company, nor has any interlocking relationship existed in the past.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission and the Company. Based solely on a review of the written statements and copies of such reports furnished to the Company by its executive officers and directors, the Company believes that during fiscal 2005 all Section 16(a) filing requirements applicable to its executive officers, directors and shareholders were complied with, with the exception of the following:

Alan F. Crown, Leonard J. Kujawa and James F. Wilson received grants of restricted stock and stock options on May 7, 2005, but inadvertently did not file Form 4s reporting the grants until June 17 (Crown and Kujawa) and June 20 (Wilson), 2005. These Form 4s were not filed on a timely basis.

Joseph H. Vipperman joined the Company's Board and received grants of restricted stock and stock options on June 6, 2005, but inadvertently did not file a Form 3 until June 23, 2005. This Form 3 was not filed on a timely basis.

Coy K. Lane, Jr. received a grant of restricted stock on July 1, 2005, but inadvertently did not file a Form 4 reporting the grant until October 20, 2005. This Form 4 was not filed on a timely basis.

Carl Marks Strategic Investments, L.P. (“CMSI”), a Delaware limited partnership and private investment partnership, and Carl Marks Strategic Investments, III, L.P. (“CMSI III”), a Delaware limited partnership and private investment partnership, sold an aggregate of 2,000,000 shares of the Company's common stock in a registered, underwritten public offering on May 24, 2005. Andrew M. Boas, Robert C. Ruocco and James F. Wilson, a former director of the Company, are the three general partners of Carl Marks Management Company, L.P. (“CMMC”), a Delaware limited partnership and registered investment adviser, which is the sole general partner of CMSI and CMSI III. CMMC and Messrs. Boas, Ruocco and Wilson inadvertently did not file Form 4s reporting the sale until June 22, 2005. These Form 4s were not filed on a timely basis.

STOCK PERFORMANCE GRAPH

Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return of James River Coal Company’s Common Stock against the cumulative total return of the NASDAQ Stock Market (U.S.) Index and the Dow Jones U.S. Coal Index for the period commencing on January 25, 2005 (the date the Company’s Common Stock began trading on the Nasdaq Stock Market) and ending on December 31, 2005.

	Cumulative Total Return
	1/25/2005	12/31/2005
James River Coal Company	100	97
Nasdaq Stock Market (U.S.) Index	100	102
Dow Jones U.S. Coal Index	100	178

The Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates this Report by reference therein.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities by serving as an independent and objective party to oversee, monitor and appraise: (1) the integrity of the Company’s financial statements and other external financial information, financial reporting process and internal controls; (2) the Company’s auditing process, including all engagements of the Company’s independent accountants, and the performance of financial management; and (3) the Company’s ethical and legal compliance. The Committee operates pursuant to a written charter adopted by the Board of Directors, which is attached to this Proxy Statement as Appendix A, and is available on the Company’s internet site (http://ir.jamesrivercoal.com/governance/charters.cfm#audit).

The Company’s management is responsible for its internal controls and the financial reporting process. The Company’s independent accountants, KPMG LLP, are responsible for performing an audit of the Company’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and for expressing an opinion as to their conformity with U.S. generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes.

Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. Management has also concluded that the Company’s internal control over financial reporting was effective as of December 31, 2005.

In keeping with its responsibilities, the Audit Committee has reviewed and discussed the Company's audited consolidated financial statements and internal control with management and the independent accountants. In addition, the Audit Committee has discussed with the Company’s independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committee,” as currently in effect. The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent accountants their independence.

Based on the reviews and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Audit Committee Charter, the Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

        The foregoing report has been furnished by:

                    JAMES RIVER COAL COMPANY
                    AUDIT COMMITTEE

Audit Committee Members:

Alan F. Crown    Leonard J. Kujawa, Chairman    Joseph H. Vipperman
(Members of the Audit Committee during fiscal 2005)

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Pursuant to the Audit Committee Charter, the Audit Committee appoints the firm that will serve as the Company’s independent accountants each year. Such appointment is not subject to ratification or other vote by the shareholders. KPMG LLP was the independent registered public accounting firm for the Company for 2005, and has been retained as the Company’s independent registered public accounting firm for 2006. Representatives of KPMG LLP are expected to be present and available to answer appropriate questions at the Annual Meeting, and will have an opportunity to make a statement if they so desire.

Fees

The following table and footnotes summarizes the aggregate fees billed to the Company by KPMG LLP for the years indicated ($ in thousands):

	2005	2004

Audit Fees (1)	$701	$639
Audit-Related Fees (2)	24	22
Tax Fees	141	144
All Other Fees	-	-
Total	$866	$805

____________________
(1)
Fees for audit services billed in 2005 consisted of the audit of the Company's consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) ($393), quarterly reviews of unaudited consolidated financial statements ($75), and services in connection with the Company's registration statements ($233). Fees for audit services billed in 2004 consisted of the audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America ($193), quarterly reviews of unaudited consolidated financial statements ($97), and services in connection with the Company's SEC S-1 registration statement ($349).

(2)	Other fees billed in 2005 and 2004 consisted of services related to our benefit plans.

Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s independent auditors. The Audit Committee specifically approves the annual audit services engagement. Certain non-audit services that are permitted under the federal securities laws may be approved from time to time by the Audit Committee. The Audit Committee is authorized to delegate to the Chair of the Committee pre-approval authority with respect to permitted services. None of the services performed by KPMG LLP described above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

SHAREHOLDER PROPOSALS

Shareholders are hereby notified that if they wish to include a proposal in the Company’s Proxy Statement and form of proxy relating to the 2007 annual meeting pursuant to Rule 14a-8 as promulgated under the Securities Exchange Act of 1934, a written copy of their proposal must be received at the principal executive offices of the Company no later than February 26, 2007 (based on a tentative annual meeting date of July 26, 2007 and proxy materials for such meeting being dated June 26, 2007). To ensure prompt receipt by the Company, proposals should be sent certified mail return receipt requested and should otherwise comply with Rule 14a-8.

In accordance with the Company’s bylaws, shareholders who wish to submit a proposal for consideration at the Company’s 2007 annual meeting of shareholders other than pursuant to Rule 14a-8 must deliver a copy of their proposal to the Company at its principal executive offices no later than April 27, 2007 (based on a tentative annual meeting date of July 26, 2007). Also in accordance with the Company’s bylaws, shareholders who wish to make a nomination for director for consideration at the Company’s 2007 annual meeting must deliver a copy of their nomination to the Company at its principal executive offices no later than March 28, 2007 (based on a tentative annual meeting date of July 26, 2007).

ANNUAL REPORT

A copy of James River’s Annual Report to Shareholders, which includes a copy of the Annual Report on Form 10-K for the year ended December 31, 2005, is being furnished herewith. Any record or beneficial shareholder as of the Record Date may request a copy of any exhibits to the Annual Report on Form 10-K, upon payment of James River’s reasonable expenses in furnishing the exhibits, by submitting a written request to:

James River Coal Company
901 E. Byrd Street, Suite 1600
Richmond, Virginia 23219
Attn.: Secretary

If the person requesting exhibits was not a shareholder of record on the Record Date, the request must include a representation that the person was a beneficial owner of Common Stock on that date.

EXPENSES OF SOLICITATION

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and soliciting proxies will be paid by the Company. It is estimated that such costs will be nominal. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses reasonably incurred by them in sending proxy materials to beneficial owners of stock. The solicitation of proxies will be conducted primarily by mail but may include telephone, telegraph or oral communications by directors, officers or regular employees of the Company, acting without special compensation.

OTHER MATTERS

The Board of Directors does not know of any other matters to come before the Annual Meeting; however, if any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters. If any other matter should come before the Annual Meeting, such matter will be approved if the number of votes cast in favor of the matter exceeds the number opposed.

Date: October 5, 2006

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, POSTAGE FOR WHICH HAS BEEN PROVIDED. YOUR PROMPT RESPONSE IS APPRECIATED.

APPENDIX A

James River Coal Company

Audit Committee Charter

I.      Purpose and Authority

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities by serving as an independent and objective party to oversee, monitor and appraise: (1) the integrity of the Company’s financial statements and other external financial information, financial reporting process and internal controls; (2) the Company’s auditing process, including all engagements of the Company’s independent accountants, the internal auditors and the performance of financial management; and (3) the Company’s ethical and legal compliance. In furtherance of its purpose, the Committee shall strive to provide an open avenue of communication among the Company’s independent accountants, internal auditors, management, and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, and has the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Company shall provide funding, as determined by the Committee, for payment of compensation to the independent auditors and to any advisers the Committee retains.

II.    Membership Requirements

The Committee shall be comprised of three or more directors as determined by the Board. All members of the Committee shall be “independent” within the meaning of the listing standards of the Nasdaq Stock Market, including the independence standards for Committee members prescribed by Rule 10A-3 under the Securities Exchange Act. All members of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one member shall be an ‘audit committee financial expert’ within the meaning of the rules of the Securities & Exchange Commission. Members of the Committee shall also meet such other qualifications as may be imposed from time to time by the Board, by law or by the listing requirements of the Nasdaq Stock Market. Committee members should be able to devote sufficient time to carrying out the responsibilities of a member of the Committee.

III.   Meetings and Governance

The Committee shall meet in connection with the Company’s annual audit and for other purposes as circumstances dictate. To foster open communications, the Committee will meet in executive sessions with the independent accountants, internal auditors and management as appropriate. The Committee will report its activities and findings to the Board on a regular basis.

The Board may appoint a Chair of the Committee. The Chair will preside, when present, at all meetings of the Committee. One-third of the members, but not less than two, will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Committee may meet by telephone or video conference and may take action by written consent.

IV.   Duties, Responsibilities and Activities

While the Committee has the duties and responsibilities set forth in this Charter, management has primary responsibility for the financial statements and the reporting process, including the systems of internal controls and management’s report thereon; and the Company’s independent accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States, for expressing an opinion as to their conformity with generally accepted accounting principles, for reviewing the Company’s quarterly financial statements and for attesting to management’s report on the Company’s internal control. The Committee’s responsibility is to monitor and oversee these processes.

(A) Review of Financial Statements, Reports and Charter

The Committee shall review the Company’s financial statements, reports and other financial information, in conjunction with the Company’s internal financial management and independent accountants, as appropriate. Such review shall generally include candid discussions of the quality—not merely the acceptability—of the Company’s accounting principles as applied in its financial reporting. Reviews shall occur prior to dissemination of the statement, report or other document to a third party or the public. Without limitation, the Committee shall review, to the extent it deems necessary or appropriate:

➢	The annual financial statements and other material financial content of the Company’s Annual Reports to Shareholders and/or Annual Reports on Form 10-K.

➢	Any quarterly or other interim financial statements and other material financial content of the Company’s Quarterly Reports on Form 10-Q.

➢	Any other material external financial information, such as earnings releases.

➢	Any material internal reports prepared by the independent accountants, internal auditors or management.

➢	The annual report of the Committee for inclusion in the Company’s annual proxy statement.

➢	This Charter on an annual basis, or more frequently as circumstances dictate.

The Chair of the Committee may represent the entire Committee for purposes of reviewing quarterly information, other material external financial information such as earnings releases, or internal reports to the extent permissible under the listing requirements of the Nasdaq Stock Market and generally accepted auditing standards.

In addition to the reviews described above, the Committee shall from time to time perform the following duties and responsibilities and shall engage in the following activities to the extent necessary or appropriate in the judgment of the Committee:

(B) Relationship with Independent Accountants and Internal Auditors

➢
Appoint, compensate, retain and terminate the independent accountants. The independent accountants shall report directly to the Committee. The Committee shall have sole authority to determine the compensation to be paid to the independent accountants for any service. The Committee also shall be responsible for the oversight and evaluation of the work of the independent accountants, including resolution of disagreements between management and the independent accountants.

➢
Pre-approve all audit and permitted non-audit services provided to the Company by the independent accountants. The Committee may delegate pre-approval authority to the Chair of the Committee or may adopt pre-approval policies and procedures, to the extent permitted by applicable laws. Any pre-approvals made pursuant to delegated authority or pre-approval policies and procedures must be presented to the full Committee at its next scheduled meeting.

➢
Receive a report or report update from the independent accountants, within the time periods prescribed by the rules of the SEC, on the following: (1) all critical accounting policies and practices of the Company; (2) all material alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and (3) other material written communications between the independent accountants and management.

➢
Receive a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company. The Committee shall actively engage the independent accountants in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and take appropriate action to oversee the independence of the independent accountants.

➢	Oversee the objectives, activities and staffing of the internal auditors.

(C) Financial Reporting and Auditing Processes

➢	Oversee the integrity of the Company’s financial reporting process, both internal and external.

➢	Discuss with the independent accountants, internal auditors and management the overall scope and plans for their respective audits.

➢
Review with the independent accountants, the internal auditors and management the adequacy and effectiveness of the Company’s internal controls, including management’s report on the adequacy or effectiveness of internal controls and the fullness and accuracy of the Company’s financial statements. The Committee shall consider the quality of presentation of, among other matters, critical accounting policies, off-balance sheet transactions and financial measures presented on a basis other than in accordance with generally accepted accounting principles.

➢
Review the quality and appropriateness of the Company’s accounting principles and underlying estimates as applied in its financial reporting, including the independent accountants’ judgments concerning the foregoing.

➢
In consultation with the independent accountants, management and the internal auditors, review any major changes or improvements to the Company’s financial and accounting principles and practices and internal controls.

➢
Discuss with management policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

(D) Ethical and Legal Compliance

➢
Establish and oversee procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

➢
Review and approve all transactions to which the Company is a party and in which any director or executive officer has a direct or indirect material interest, apart from in their capacity as director or executive officer.

➢
Oversee the development and administration of an appropriate ethics and compliance program, including a code or codes of ethics and business conduct. The Committee shall review requests for and determine whether to grant or deny waivers of the Company’s code of ethics applicable to directors and executive officers.

In addition, the Committee may perform any other activities in its discretion that are consistent with the Committee’s purpose, or as determined necessary or appropriate by the Board.

JAMES RIVER COAL COMPANY
901 E. BYRD STREET
SUITE 1600
RICHMOND, VIRGINIA 23219

This Proxy is Solicited on Behalf of the Board of Directors.

KNOW ALL MEN BY THESE PRESENTS that I, the undersigned shareholder of James River Coal Company, a Virginia corporation (the “Company”), do hereby nominate, constitute, and appoint Peter T. Socha and Samuel M. Hopkins, II, or any one or more of them, my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead, to vote all of the Common Stock, par value $.01 per share, of the Company, standing in my name on its books on September 22, 2006, at the Annual Meeting of its Shareholders to be held at Kingsmill Resort & Spa on November 3, 2006 at 11:00 a.m., local time, or at any adjournment thereof.

1.    Election of the following nominees as director:

For the term to expire in 2007:

W. Douglas Blackburn, Jr.

For the term to expire in 2008:

Ronald J. FlorJancic

For the terms to expire in 2009:

Joseph H. Vipperman and Matthew Goldfarb

☐ FOR all nominees listed (except as marked to the contrary)	☐ WITHHOLD AUTHORITY to vote for all nominees listed

INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee’s name(s) in the space provided below.)

2.    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Make sure that the name on your stock certificate(s) is exactly as you indicate below.

Signature

Signature if held jointly

Dated: , 2006

Please indicate whether or not you plan to attend the Annual Meeting (if you do attend and wish to vote in person, you may revoke your proxy at that time):

☐ Yes	☐ No

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
SELF-ADDRESSED ENVELOPE.